FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS	12 Months Ended
Aug. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS [Text Block]

17. FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS

i) Fair Value of Financial Instruments
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly fashion between market participants. The Company records certain financial instruments at fair value. The Company’s financial instruments include cash, short-term investments (including marketable securities), accounts receivable, loan receivable, accounts payable and accrued liabilities, long-term debt, unsecured convertible debentures, and contingent share consideration.

Fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

  Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date.

  Level 2 inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

  Level 3 inputs are unobservable inputs for the asset or liability.

The fair value of cash and cash equivalents, short-term investments, accounts receivable, loan receivable, accounts payable and accrued liabilities approximate their carrying amounts due to their short-term nature. The fair value of marketable securities is based on quoted prices in active markets and is reflected in the carrying value of these financial assets. The fair value of long-term debt approximates $50,412.

The fair value of the contingent share consideration is based on Level 3 unobservable inputs. The determination of the fair value of this liability is primarily driven by the Company’s expectations of the investment in associate achieving certain milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration. At August 31, 2019, the probability of achieving the milestones was estimated to be 100% and the discount rate was estimated to be 20%. If the probabilities of achieving the milestones decreased by 10%, the estimated fair value of the contingent share consideration would decrease by approximately $160. If the discount rates increased or decreased by 5%, the estimated fair value of contingent consideration would decrease or increase, respectively, by approximately $46.

During the period, there were no transfers of amounts between Levels 1, 2 and 3.

ii) Financial Risk Factors
The Company is exposed to various risks through its financial instruments, as follows:

(i) Credit risk arises from deposits with banks, short-term investments (excluding investments in equity securities), and outstanding trade and loan receivables. For trade receivables, the Company does not hold any collateral as security but mitigates this risk by dealing only with what management believes to be financially sound counterparties and, accordingly, does not anticipate significant loss for non-performance. For other receivables, out of the normal course of business such as the loan receivable, management generally obtains guarantees and general security agreements. The maximum exposure to credit risk approximates the $64,476 (August 31, 2018 - $133,800) of cash, short term investments, accounts receivable, and loans receivable on the balance sheet.

As of August 31, 2019 and 2018, the Company’s aging of trade receivables was approximately as follows:

	AUGUST 31, 2019	AUGUST 31, 2018
0-60 days	$11,748	$353
61-120 days	152	488
Gross trade receivables	$11,900	$841
Less: Provision for doubtful accounts	(268)	(48)
	$11,632	$793

(ii) Liquidity risk - The Company’s liquidity risk is the risk the Company will not be able to meet its financial obligations as they become due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. At August 31, 2019, the Company had $47,555 (August 31, 2018 – $55,064) of cash and working capital of $152,417 (August 31, 2018 - $191,964). Further, the Company has access additional capital by way of its committed debt Facilities as described in Note 11.

The Company is obligated to the following contractual maturities relating to their undiscounted cash flows:

	Carrying Amount	Contractual Cash Flows	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Accounts payable and accrued liabilities	$40,355	$40,355	$40,355	-	-	-
Long-term debt	49,576	50,412	3,830	46,410	127	45
Interest payments	-	6,696	2,232	4,464	-	-
Operating lease obligations	-	3,074	1,180	993	901	-
	$89,931	$100,537	$47,597	$51,867	$1,028	$45

The contractual maturities noted above are based on contractual due dates of the respective financial liabilities. Interest payments for the BMO Term Loan are based on the cash interest rate in effect at August 31, 2019, which is subject to change as described in Note 11.

In connection with the Company’s Moncton Campus expansion plans, the Company is contractually committed to approximately $20,000 of capital expenditures. An incremental $52,800 of uncommitted capital expenditures are estimated to be required to meet the Company’s planned growth and activities, most of which pertains to the Phase 4 and Phase 5 expansion plans.

(iii) Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk for the Company comprises of:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk at August 31, 2019 pursuant to the variable rate loans described in Note 11. A 1% change in benchmark interest rates will increase or decrease the Company’s interest expense by $500 (August 31, 2019 - $29) per year.